UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 14, 2004

Date of Report (Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California 94303

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On October 14, 2004, Connetics Corporation announced that UCB Pharma, Inc. (UCB), a subsidiary of UCB Group, has provided notice of the discontinuation of its co-promotion agreement for OLUX® and Luxiq® to a select segment of primary care physicians (PCPs) effective March 31, 2005. As part of the realignment of UCB’s commercial focus following its recent acquisition of Celltech Plc, UCB has elected to opt out of the co-promotion agreement.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

     99.1 Press Release dated October 14, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, General Counsel and Secretary

Date: October 18, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated October 14, 2004